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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                   FORM8-K

                               CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):
                                March 18, 1999


                              STOCKER & YALE, INC.
           (Exact name of Registrant as specified in its charter)


         MASSACHUSETTS                0-5460                04-2114473
 (State or other jurisdiction    (Commission File        (I.R.S. Employer
       of incorporation               Number            Identification No.)


                    32 HAMPSHIRE ROAD, SALEM, NEW HAMPSHIRE 03079
                (Address of principal executive offices and zip code)


                 Registrant's telephone number, including area code:
                                  (603) 893-8778


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Item 2.     OTHER EVENTS.

       On March 18, 1999, Stocker & Yale, Inc. issued a press release announcing its earnings for the fourth quarter of 1998 and the year ended December 31, 1998. The press release attached as Exhibit 99.1 is incorporated by reference herein.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not Applicable.

       (b)  PRO FORMA FINANCIAL INFORMATION. Not Applicable.

       (c)  EXHIBITS

99.1   Press Release of Stocker & Yale, Inc. dated March 18, 1999.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STOCKER & YALE, INC.
                                        (Registrant)

Date: March 29, 1999                    By: /s/ Mark W. Blodgett
                                            -----------------------
                                            Mark W. Blodgett
                                            Chief Executive Officer


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                                 EXHIBIT INDEX


   99.1     Press Release of Stocker & Yale, Inc., dated March 18, 1999.









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